EXHIBIT 99
UNION CARBIDE CORPORATION
News Release

CONTACT:   Sean S. Clancy
           (203) 794-6976


               UNION CARBIDE REPORTS SUBSTANTIALLY
                  HIGHER SECOND QUARTER EARNINGS

     DANBURY, Conn., July 31 -- Union Carbide Corporation (UCC) today reported higher second quarter 2000 earnings of $0.94 per diluted share, compared to $0.46 per diluted share in the second quarter of 1999 and $0.71 per diluted share in the first quarter 2000.

     Net income for the quarter totaled $130 million, compared to $63 million for last year's second quarter, which included a $9 million after-tax gain ($0.06/diluted share) from a litigation settlement related to licensing, and $97 million in this year's prior quarter. Second quarter 2000 income benefited from an $11 million after-tax gain ($0.08/diluted share) from the demutualization of Metropolitan Life Insurance Company, a provider of certain employee benefit programs for the company. Sales in the second quarter totaled $1.674 billion, compared to $1.418 billion for the second quarter of 1999 and $1.617 billion in the first quarter of 2000.

     "Contributors to improved second quarter earnings were the continued strong performance of our equity companies, especially EQUATE, as well as improved operating performance from our Basic Chemicals and Polymers (BC&P) segment. This is an indication that earnings performance has begun to benefit from capital investments made for construction of the EQUATE facility and to increase domestic ethylene capacity at our Taft (LA) plant. A year ago, both facilities were incurring start-up problems and hadn't begun to deliver the results we've


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2000
P3-01-011

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seen this quarter," said UCC Chairman and CEO William H. Joyce.
"Our Specialties and Intermediates (S&I) segment results continued to be negatively impacted by rising costs of feedstocks, other purchased materials, and energy and the impact of the strong dollar on competitive pricing.

     "Looking into the third quarter, we are not counting on any help from lower raw material prices. We anticipate a decline in selling prices of BC&P products and reduced equity company income, both of which should be partially offset by improvement in the S&I segment," Dr. Joyce continued.

     The S&I segment reported an operating profit of $92 million for the second quarter of 2000, compared to $188 million in the same period a year ago and $82 million in this year's prior quarter.

     The BC&P segment reported an operating profit of $74 million for the second quarter of 2000, compared to an operating loss of $42 million in the 1999 second quarter and an operating profit of $30 million in the first quarter of 2000.

     Income from corporate investments carried at equity was $43 million for the second quarter of 2000, compared to a loss of $18 million in the second quarter of 1999 and income of $39 million in this year's first quarter.

     Pension plan investment gains added $0.10 to second quarter
2000 earnings per share, the same as in the first quarter of 2000, and are expected to similarly affect earnings for the remainder of the year.

     Net income for the first six months of 2000 was $227
million, or $1.65 per diluted share. This compares to $140 million, or $1.02 per diluted share before the cumulative effect of change


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in accounting principle, in the same period a year ago.
Worldwide net sales for the first six months of 2000 were $3.291 billion, compared to $2.820 billion for the first half of 1999.

     Union Carbide is a worldwide chemicals company with advanced process technologies and large-scale chemical production facilities.

- Specialties & Intermediates -- Union Carbide is the leading North American supplier of solvents and intermediates to the paint and coatings industry; the leading licensor of several technologies; and a leading supplier of specialty chemicals, polymers and services used in the personal care products, pharmaceuticals, automotive, wire and cable, oil and gas and industrial lubricants industries.

- Basic Chemicals & Polymers -- Union Carbide is among the largest manufacturers of polyethylene, the world's most widely used plastic, and the technology leader in this industry; and a large manufacturer of polypropylene, one of the world's fastest-growing, large-volume plastics. UCC is also the world's largest producer of ethylene oxide and its derivative ethylene glycol, used for polyester fiber, resin and film, automotive antifreeze and other products.

    Cautionary Statement for Purposes of the "Safe Harbor" Provisions
           Of the Private Securities Litigation Act of 1995

     Those statements in the preceding pages that do not reflect historical information are forward-looking statements. Forward-looking statements include statements concerning anticipated future events or performance, sales prices, cost improvements, raw material costs, volume increases, and earnings expectations. Naturally, such forward-looking statements are subject to risks and uncertainties. In addition to all specific assumptions cited, important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include: the supply/demand balance for the corporation's products; customer inventory levels; competitive pricing pressures; feedstock availability and costs; changes in industry production capacities and operating rates; currency exchange rates; interest rates; global economic conditions; disruption in transportation facilities; competitive technology positions; failure by the corporation to achieve technology objectives, achieve cost reduction targets or complete projects on schedule and on budget; and an inability to obtain new customers or retain existing ones.



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

                      UNION CARBIDE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED STATEMENT OF INCOME


                                                             Quarter Ended
                                                    June 30,      Mar. 31,    June 30,
Millions of dollars, except per share amounts        2000          2000        1999
NET SALES                                           $1,674        $1,617       $1,418
    Cost of sales, exclusive of depreciation
      and amortization                               1,354         1,314        1,105
    Research and development                            39            39           39
    Selling, administrative and other expenses (a)      61            73           57
    Depreciation and amortization                      102           102           95
    Partnership income (loss)                            9             3           (4)
    Other income - net                                  36            24           27
                                                    ------        ------       ------
INCOME BEFORE INTEREST EXPENSE AND PROVISION
    FOR INCOME TAXES                                   163           116          145
    Interest expense                                    45            37           35
                                                    ------        ------       ------
INCOME BEFORE PROVISION FOR INCOME TAXES               118            79          110
    Provision for income taxes                          29            20           28
                                                    ------        ------       ------
INCOME OF CONSOLIDATED COMPANIES AND
    PARTNERSHIPS                                        89            59           82
    Minority interest                                    2             1            1
    Income (loss) from corporate investments
        carried at equity                               43            39          (18)
                                                    ------        ------       ------
NET INCOME                                          $  130        $   97       $   63
                                                    ======        ======       ======

Earnings per common share
    Basic - Net income                              $ 0.96        $ 0.72       $ 0.47
                                                    ======        ======       ======
    Based on the indicated number of shares    134,745,740   134,406,055  133,088,173

    Diluted - Net income                            $ 0.94        $ 0.71       $ 0.46
                                                    ======        ======       ======
    Based on the indicated number of shares    137,919,070   137,563,934  136,453,663


(a)  Selling                                        $   22        $   23       $   23
     Administrative                                     22            22           16
     Other expenses                                     17            28           18
                                                    ------        ------       ------
     Total                                          $   61        $   73       $   57
                                                    ======        ======       ======


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
                      UNION CARBIDE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED STATEMENT OF INCOME

                                                               Six Months Ended
                                                                    June 30,
Millions of dollars, except per share amounts                  2000          1999
NET SALES                                                    $3,291        $2,820
    Cost of sales, exclusive of depreciation
       and amortization                                       2,668         2,137
    Research and development                                     78            76
    Selling, administrative and other expenses (a)              134           127
    Depreciation and amortization                               204           199
    Partnership income                                           12             2
    Other income - net                                           60            41
                                                             ------        ------
INCOME BEFORE INTEREST EXPENSE AND PROVISION
    FOR INCOME TAXES                                            279           324
    Interest expense                                             82            66
                                                             ------        ------
INCOME BEFORE PROVISION FOR INCOME TAXES                        197           258
    Provision for income taxes                                   49            66
                                                             ------        ------
INCOME OF CONSOLIDATED COMPANIES AND
    PARTNERSHIPS                                                148           192
    Minority interest                                             3             2
    Income (loss) from corporate investments
       carried at equity                                         82           (50)
                                                             ------        ------
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE
        IN ACCOUNTING PRINCIPLE                                 227           140
    Cumulative effect of change in accounting principle           -           (20)
                                                             ------        ------
NET INCOME                                                   $  227        $  120
                                                             ======        ======

Earnings per common share
    Basic - Income before cumulative effect of
              change in accounting principle                 $ 1.68        $ 1.05
          - Cumulative effect of change in accounting
              principle                                           -         (0.15)
                                                             ------        ------
          - Net income                                       $ 1.68        $ 0.90
                                                             ======        ======
    Based on the indicated number of shares             134,575,898   132,968,994

    Diluted - Income before cumulative effect of
                change in accounting principle               $ 1.65        $ 1.02
            - Cumulative effect of change in accounting
                principle                                         -         (0.14)
                                                             ------        ------
            - Net income                                     $ 1.65        $ 0.88
                                                             ======        ======
    Based on the indicated number of shares             137,741,502   136,082,504


 (a)  Selling                                                $   45        $   46
      Administrative                                             44            41
      Other expenses                                             45            40
                                                             ------        ------
      Total                                                  $  134        $  127
                                                             ======        ======

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
                         UNION CARBIDE CORPORATION AND SUBSIDIARIES
                                        SEGMENT DATA


                                                         Quarter Ended
                                              June 30,     Mar. 31,    June 30,
                                               2000          2000        1999

Millions of dollars, except as indicated

Specialties and Intermediates

  Segment revenues                            $1,125        $1,108      $1,036
  Depreciation and amortization                   67            67          62
  Partnership income (loss)                        8             2          (2)
  Operating profit                                92            82         188
  Income (loss) from corporate
    investments carried at equity                 (2)            1           -
  Unit variable margin (cents/pound)            18.6          19.0        22.7
  Fixed cost per pound of products
    sold (cents/pound)                          13.3          12.9        13.0
  Capital expenditures                            47            69          93


Basic Chemicals & Polymers

  Segment revenues                            $  655        $  608     $   436
  Depreciation and amortization                   35            35          33
  Partnership income (loss)                        1             1          (2)
  Operating profit (loss)                         74            30         (42)
  Income (loss) from corporate
    investments carried at equity                 45            38         (18)
  Unit variable margin (cents/pound)            11.6           9.4         4.7
  Fixed cost per pound of products
    sold (cents/pound)                           6.3           6.2         5.2
  Capital expenditures                            80           126         115


Other

  Operating profit (loss)                     $   (3)       $    4     $    (1)



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
                        UNION CARBIDE CORPORATION AND SUBSIDIARIES
                                      SEGMENT DATA


                                                        Six Months Ended
                                                     June 30,       June 30,
                                                       2000           1999


Millions of dollars, except as indicated

Specialties and Intermediates

  Segment revenues                                    $2,233        $2,070
  Depreciation and amortization                          134           125
  Partnership income (loss)                               10             2
  Operating profit                                       174           396
  Income (loss) from corporate
    investments carried at equity                         (1)            4
  Unit variable margin (cents/pound)                    18.8          24.3
  Fixed cost per pound of products
    sold (cents/pound)                                  13.1          13.5
  Capital expenditures                                   116           162


Basic Chemicals & Polymers

  Segment revenues                                    $1,263        $  857
  Depreciation and amortization                           70            74
  Partnership income (loss)                                2             -
  Operating profit (loss)                                104           (75)
  Income (loss) from corporate
    investments carried at equity                         83           (54)
  Unit variable margin (cents/pound)                    10.5           5.2
  Fixed cost per pound of products
    sold (cents/pound)                                   6.2           5.2
  Capital expenditures                                   206           219


Other

  Operating profit (loss)                             $    1        $    3

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
                                             Union Carbide Corporation
                                                      Data Sheet


                                                     2Q00     1Q00      2Q99     2Q/1Q       2Q/2Q
Union Carbide Corporation

  Net Sales                            MM $         1,674    1,617     1,418      3.5%       18.1%
  Customer Volumes                     MM Lb.       4,128    4,198     4,198     (1.7%)      (1.7%)
  Average Selling Prices               Cents/Lb.     40.6     38.5      33.8      5.5%       20.1%
  Unit Variable Margin                 Cents/Lb.     15.5     14.6      14.6      6.2%        6.2%
  Fixed Costs                          MM $           418      423       397     (1.2%)       5.3%


S & I Segment

  Segment Revenues *                   MM $         1,125    1,108     1,036      1.5%        8.6%
  Customer Volumes                     MM Lb.       2,266    2,288     2,303     (1.0%)      (1.6%)
  Average Selling Prices               Cents/Lb.     49.7     48.4      45.0      2.7%       10.4%
  Unit Variable Margin                 Cents/Lb.     18.6     19.0      22.7     (2.1%)     (18.1%)
  Operating Profit                     MM $            92       82       188     12.2%      (51.1%)
  Increase in Raw Material,
    Energy & Related
    Manufacturing Variable Costs       MM $                                        30         190


B C & P Segment

  Segment Revenues                     MM $           655      608       436      7.7%       50.2%
  Customer Sales Revenues              MM $           549      509       382      7.9%       43.7%
  Customer Volumes                     MM Lb.       1,862    1,910     1,895     (2.5%)      (1.7%)
  Average Selling Prices               Cents/Lb.     29.5     26.7      20.2     10.5%       46.0%
  Unit Variable Margin                 Cents/Lb.     11.6      9.4       4.7     23.4%      146.8%
  Operating Profit /(Loss)             MM $            74       30       (42)   146.7%      276.2%
  Increase in Raw Material,
    Energy & Related
    Manufacturing Variable Costs       MM $                                        13          88
  Change in Average Selling Prices
       B C & P Chemicals               Cents/Lb. Change                           3.5        12.0
       B C & P Plastics                Cents/Lb. Change                           3.4        10.2
  Change in Customer Volumes
       B C & P Chemicals               % Change                                  (4.0%)     (17.4%)
       B C & P Plastics                % Change                                  (3.1%)      (0.5%)
       Hydrocarbon By-products         % Change                                   2.6%       27.0%

* Segment Revenues equal Customer Revenues

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                  Union Carbide Corporation
                         Data Sheet


                                                                       1 H `00/
                                               1 H `00     1 H  `99     1 H `99
Union Carbide Corporation

   Net Sales                       MM $          3,291        2,820       16.7%
   Customer Volumes                MM Lb.        8,326        8,361       (0.4%)
   Average Selling Prices          Cents/Lb.      39.5         33.7       17.2%
   Unit Variable Margin            Cents/Lb.      15.0         15.4       (2.6%)
   Fixed Costs                     MM $            841          810        3.8%


S & I Segment

   Segment Revenues *              MM $          2,233        2,070        7.9%
   Customer Volumes                MM Lb.        4,554        4,479        1.7%
   Average Selling Prices          Cents/Lb.      49.0         46.2        6.1%
   Unit Variable Margin            Cents/Lb.      18.8         24.3      (22.6%)
   Operating Profit                MM $            174          396      (56.1%)
   Increase in Raw Material,
     Energy & Related
     Manufacturing Variable Costs  MM $                                     396

B C & P Segment

   Segment Revenues                MM $          1,263          857       47.4%
   Customer Sales Revenues         MM $          1,058          750       41.1%
   Customer Volumes                MM Lb.        3,772        3,882       (2.8%)
   Average Selling Prices          Cents/Lb.      28.1         19.3       45.1%
   Unit Variable Margin            Cents/Lb.      10.5          5.2      101.9%
   Operating Profit /(Loss)        MM $            104          (75)     238.7%
   Increase in Raw Material,
     Energy & Related
     Manufacturing Variable Costs  MM $                                     200

   Change in Average Selling Prices
        B C & P Chemicals          Cents/Lb. Change                        10.0
        B C & P Plastics           Cents/Lb. Change                         9.6
   Change in Customer Volumes
        B C & P Chemicals          % Change                              (18.7%)
        B C & P Plastics           % Change                                2.5%
        Hydrocarbon By-products    % Change                               10.6%


*   Segment Revenues equal Customer Revenues

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